United States
Securities and Exchange Commission
Washington, D.C.
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. _____)

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☐           Soliciting Material Pursuant to §240.14a-12

BAY NATIONAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITYHOLDERS

The following table sets forth the beneficial ownership of Bay National Corporation's common stock as of April 1, 2008 by its directors, named executive officers, and all directors and officers as a group and persons believed by management to beneficially own more than five percent (5%) of the common stock. The table includes warrants and options beneficially owned by these persons and exercisable within 60 days as of April 1, 2008.  Unless otherwise noted below, management believes that each person named in the table has the sole voting and sole investment power with respect to each of the shares of common stock reported as beneficially owned by such person.  This table corrects the information appearing on pages 3 to 5 of Bay National Corporation’s proxy statement related to its Annual Meeting to be held on May 27, 2008.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class
Gary T. Gill (1)	6,725.30%
R. Michael Gill (2)	5,602.25%
John R. Lerch (3)	52,864	2.36%
Donald G. McClure, Jr. (4)	19,100.85%
Hugh W. Mohler (5)	103,467	4.63%
Robert L. Moore (6)	23,622	1.06%
James P. O’Conor (7)	5,767.26%
Richard J. Oppitz	577.02%
H. Victor Rieger, Jr. (8)	34,807	1.56%
William B. Rinnier (9)	15,036.67%
Edwin A. Rommel, III (10)	55,802	2.50%
Mark A. Semanie (11)	22,341	1.00%
Richard C. Springer	3,300.15%
Henry H. Stansbury (12)	40,925	1.83%
Kenneth H. Trout (13)	56,585	2.53%
Eugene M. Waldron, Jr. (14)	44,242	1.98%
Carl A.J. Wright (15)	15,618.70%
All directors and executive officers as a group (17 persons) (16)	506,380	22.65%
NexTier, Inc. (17) P.O. Box 1550 Butler, Pennsylvania 16003	174,486	7.81%

(1)
Pursuant to notice provided to the Company on March 18, 2008, Mr. Gill chose not to stand for re-election to the Board of Directors.  As a Class A director, Mr. Gill’s term expires on May 27, 2008.  Mr. Gill did not indicate any disagreement with the Company as a reason for not standing for re-election.  Includes 182 shares to be issued in lieu of 2007 director fees within 60 days of April 1, 2008, and Mr. Gill will not be able to vote these shares at the Annual Meeting.

(2)	Includes 234 shares to be issued in lieu of 2007 director fees within 60 days of April 1, 2008, and Mr. Gill will not be able to vote these shares at the Annual Meeting.

(3)
Includes 9,900 shares held by LFI partnership, of which Mr. Lerch is a general partner; 4,400 shares held by Mr. Lerch’s spouse, over which he has shared voting and investment power; and 550 shares held in trust for the benefit of Mr. Lerch’s daughter for which Mr. Lerch is custodian.  Includes 234 shares to be issued in lieu of 2007 director fees within 60 days of April 1, 2008, and Mr. Lerch will not be able to vote these shares at the Annual Meeting.

(4)
Includes 3,300 shares issuable upon the exercise of options. Includes 11,000 shares held in trust for the benefit of Mr. McClure’s children for which Mr. McClure is a co-trustee and over which he has shared voting and investment power.  Includes 400 shares to be issued in lieu of 2007 director fees within 60 days of April 1, 2008 and Mr. McClure will not be able to vote these shares at the Annual Meeting.

(5)	Includes 44,287 shares issuable upon the exercise of options. Includes 1,100 shares held by Mr. Mohler’s spouse, over which he has shared voting and investment power.

(6)
Includes 3,300 shares issuable upon the exercise of options.  Includes 8,668 shares held in trust for the estate of Charles E. Bounds for which Mr. Moore is co-trustee and over which he is able to exercise full voting and investment power.  Includes 404 shares to be issued in lieu of 2007 director fees within 60 days of April 1, 2008, and Mr. Moore will not be able to vote these shares at the Annual Meeting.

(7)	Includes 267 shares to be issued in lieu of 2007 director fees within 60 days of April 1, 2008, and Mr. O’Conor will not be able to vote these shares at the Annual Meeting.

(8)
Includes 1,100 shares held by Mr. Rieger’s spouse, over which he has shared voting and investment power.  Includes 2,907 shares to be issued in lieu of 2007 director fees within 60 days of April 1, 2008, and Mr. Rieger will not be able to vote these shares at the Annual Meeting.

(9)
Includes 3,300 shares issuable upon the exercise of options. Includes 3,300 shares held by Mr. Rinnier’s spouse, over which he has shared voting and investment power.  Includes 186 shares to be issued in lieu of 2007 director fees within 60 days of April 1, 2008, and Mr. Rinnier will not be able to vote these shares at the Annual Meeting.

(10)
Includes 3,300 shares issuable upon the exercise of options.  Includes 429 shares to be issued in lieu of 2007 director fees within 60 days of April 1, 2008, and Mr. Rommel will not be able to vote these shares at the Annual Meeting.

(11)	Includes 20,493 shares issuable upon the exercise of options.

(12)
Includes 3,300 shares issuable upon the exercise of options. Includes 13,750 shares held by Mr. Stansbury’s spouse, over which he has shared voting and investment power.  Includes 445 shares to be issued in lieu of 2007 director fees within 60 days of April 1, 2008, and Mr. Stansbury will not be able to vote these shares at the Annual Meeting.

(13)
Includes 3,300 shares issuable upon the exercise of options. Includes 50,745 shares held by Rosemore, Inc. Mr. Trout disclaims beneficial ownership as to the shares held by Rosemore, Inc.  Includes 340 shares to be issued in lieu of 2007 director fees within 60 days of April 1, 2008, and Mr. Trout will not be able to vote these shares at the Annual Meeting.

(14)
Includes 3,300 shares issuable upon the exercise of options.  Includes 242 shares to be issued in lieu of 2007 director fees within 60 days of April 1, 2008, and Mr. Waldron will not be able to vote these shares at the Annual Meeting.

(15)	Includes 218 shares to be issued in lieu of 2007 director fees within 60 days of April 1, 2008, and Mr. Wright will not be able to vote these shares at the Annual Meeting.

(16)
All of the named individuals, other than Mr. Semanie, Mr. Springer and Mr. Oppitz are directors of Bay National Corporation. Mr. Mohler is a director and executive officer of Bay National Corporation.  Mr. Springer resigned as an officer effective July 20, 2007.

(17)
This information is based on a Schedule 13G filed with the Securities and Exchange Commission by NexTier Incorporated on March 28, 2006 and information from the Company’s transfer agent at the close of business on the Record Date.

The number of shares beneficially owned includes shares of common stock subject to options held by the named persons that are exercisable as of, or within 60 days of, April 1, 2008.  Such shares are deemed outstanding for the purpose of computing the percentage ownership of the person holding the options or warrants, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.